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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) January 4, 2003

                               STARMED GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        0-33153                                           52-2220728
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(Commission File Number)                       (IRS Employer Identification No.)

2029 Century Park East, Suite 1112, Los Angeles, Ca.         90067
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (310) 226-2555
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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of StarMed Group, Inc. (the "Registrant") approved the engagement of Mendoza Berger & Company, LLP ("MBC") on January 4, 2003 to serve as the Registrant's independent public auditor and to conduct the audit of the Company's financial statements for the fiscal year 2002 and accepted the resignation of its independent public auditor of record, William D. Lindberg, CPA. William D. Lindberg, CPA resigned as the Registrant's independent public auditor as of January 4, 2003.

The audit report provided by the Registrant's previous auditor, William D. Lindberg, CPA for the fiscal year ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to audit scope of accounting principles. During the period from January 1, 2002 through December 31, 2002 there have been no past disagreements between the Registrant and William D. Lindberg, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         16. Letter from William D. Lindberg, CPA to the SEC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     January 13, 2003                        STARMED GROUP, INC.

                                                  By: /s/ Herman Rappaport
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                                                     Herman Rappaport, President


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